Exhibit 10.1

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN

SUBSCRIPTION AGREEMENT AND LETTER OF INVESTMENT INTENT

The undersigned hereby tenders this subscription and applies for the purchase of the amount of the principal sum of a 2014 Series Secured Promissory Note as indicated on the signature page herein and the warrants (“the Securities”), of Cryoport, Inc. (the “Company”), upon the terms and conditions set forth below.

Subscription payment is by:

_____	A check in the amount of the Note being subscribed payable to either “Cryoport, Inc.” or “Cryoport Systems, Inc.”

_____	A wire transfer in the amount of the subscription sent to:

Comerica Bank
ABA/Routing #:	121137522
Account Number:	1894559580
Account Name:	Cryoport Systems Inc.

The undersigned understands that the Company has the right to reject any subscription for the Securities for any reason and that the Company will cause to be returned the funds delivered herewith if this subscription is rejected. By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.	Subscriber’s Representations. The undersigned acknowledges and represents as follows:

(a)	That the undersigned is familiar with the publicly available filings by the Company with the Securities Exchange Commission and has received, and is familiar with, the Company’s Term Sheet dated November 26, 2014, which included the form of the 2014 Series Secured Promissory Note, Warrant, and the Security Agreement (collectively the “Disclosure Documents”);

(b)	That the undersigned is in a financial position to hold the Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of its investment in the Securities;

(c)	That the undersigned believes it, either alone or with the assistance of its professional advisor, has such knowledge and experience in financial and business matters that it is capable of reading and interpreting the Disclosure Documents and evaluating the merits and risks of the prospective investment in the Securities and has the net worth to undertake such risks;

(d)	That the undersigned has obtained, to the extent it deems necessary, professional advice with respect to the risks inherent in the investment in the Securities, and the suitability of the investment in the Securities in light of its financial condition and investment needs;

(e)	That the undersigned believes that the investment in the Securities is suitable for it based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Securities;

(f)	That the undersigned understands that the Administrative Agent under the Security Agreement may not act in manners the undersigned deems to be necessary to protect the interests of the undersigned;

(g)	That the undersigned recognizes that an investment in the Securities involves a high degree of risk;

(h)	That the undersigned realizes that (1) the purchase of the Securities is a long-term investment, (2) the purchaser of the Securities must bear the economic risk of investment for an indefinite period of time because the Securities and any such shares issued on exercise of the Warrant issued to the undersigned will not have been registered under the Securities Act of 1933 and, therefore, cannot be sold unless they are subsequently registered under said Act or an exemption from such registration is available and (3) the transferability of the Securities and such shares is restricted pending effectiveness of such a registration of qualification for an exemption;

(i)	That the undersigned has been advised that the offering and issuance of the Securities will not be registered under the Securities Act of 1933 or the relevant state securities laws but are being offered and issued pursuant to exemptions from such laws and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations as contained herein. The undersigned represents and warrants that the Securities are being purchased for the undersigned’s own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Securities and that its financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future;

(j)	That the undersigned is a bona fide resident of, and is domiciled in the state indicated on the signature page below under “Address”, and that the Securities are being purchased by it in its name solely for its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization; and

2

(k)	That the undersigned understands that the representations contained below are made for the purpose of qualifying it is an “accredited investor” as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act of 1933 and for the purpose of inducing a sale of securities to it. The undersigned hereby represents that the statement or statements initialled below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

2.	Accredited Investor Status.

(a)	Accredited individual investors must initial either or both of the following two statements:

_____ (1)	I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have an individual income in excess of such amounts for the current year.

_____ (2)	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of one million dollars. For purposes of this questionnaire, “net worth” excludes the equity in my or our primary residence.

(b)	Accredited partnerships, corporations or other entities must initial one or more of the following statements:

______ (1)	The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items (a)1 or (a)2 above. (Subscribers attempting to qualify under this item may be required to provide additional information beyond the equity owner of the Subscriber,

______ (2)	The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

______ (3)	The undersigned is an insurance company as defined in Section 2(13) of the Act.

______ (4)	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

______ (5)	This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

3

Principal Sum of 2014 Series Secured Promissory Note: $ ______________

Manner in which title to the Secured Promissory Note and Warrants are to be held (please initial one):

_____ Individual	_____ Joint tenants with Right of Survivorship
_____ Community Property	_____ Tenants-in-Common
_____ Corporation	_____ Trust
_____ IRA	_____ Qualified Retirement Plans
_____ SEP/SIMPLE	_____ LLC
_____ Partnership	____ Other

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ________ ___, 2014

Signature	Signature

* * * * * * * *

4

PLEASE PRINT BELOW THE REGISTRATION

INFORMATION OF EACH SUBSCRIBER

SUBSCRIBER (INDIVIDUAL and JOINT)	ENTITY
(Please type or print name[s] exactly as it should appear on the Certificate)	(Please type or print name[s] exactly as it should appear on the Certificate)

Name(s) Typed or Printed	Name Typed or Printed

Daytime Phone	Business Phone

Email Address	Email Address

Address to Which Correspondence Should be Directed:	Address to Which Correspondence Should be Directed:

Name Person to Contact
Social Security Number

Entity’s Taxpayer Identification Number

5